SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              _____________________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of earliest event reported: September 18, 2003


                            MAVERICK TUBE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



       Delaware                          1-10651             43-1455766
      ----------                         --------           ------------
(State or Other Jurisdiction           (Commission         (IRS Employer
of Incorporation                       File Number)        Identification No.)


16401 Swingley Ridge Road, Suite 700
      Chesterfield, Missouri                                  63017
---------------------------------------                     ---------
(Address of Principal Executive Offices)                    (Zip Code)


                                 (636) 733-1600
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)


                                 (Not Applicable)
                                 ----------------
              (Former name or former address, if changed since last report.)
                              _____________________

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit Number          Description
--------------          -----------

    99.1 Text of Press Release, dated September 18, 2003, issued by the Company, regarding earnings expectations for the quarter ending September 30, 2003


ITEM 9.  REGULATION FD DISCLOSURE

On September 18, 2003, the Company issued a press release announcing its earnings expectations for the quarter ending September 30, 2003. Attached hereto as Exhibit 99.1 is a copy of the press release.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 19, 2003

                                   MAVERICK TUBE CORPORATION


                                   By:  /s/ Pamela G. Boone
                                      --------------------------------------
                                        Pamela G. Boone
                                        Vice President-Finance and
                                        Administration and Chief Financial
                                        Officer

                                 EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

   99.1 Text of Press Release, dated September 18, 2003, issued by the Company, regarding earnings expectations for the quarter ending September 30, 2003